TEREX CORPORATION ANNOUNCES THIRD QUARTER 2021 RESULTS

•Financial results reflect dynamic operating environment
•EPS more than doubled year-over-year
•Financial outlook updated for full-year 2021
•Continued generating positive quarterly free cash flow
•Continued reduction of leverage by prepayment of term loan in October

Norwalk, CT, October 28, 2021 -- Terex Corporation (NYSE: TEX) announced third quarter 2021 income from continuing operations of $47.5 million, or $0.67 per share, on net sales of $993.8 million. In the third quarter of 2020, the reported income from continuing operations was $22.0 million, or $0.31 per share, on net sales of $765.6 million.

"End-market demand remains exceptionally strong demonstrated by significant year-over-year growth in orders, backlog and a robust book-to-bill ratio," said Terex Chairman and Chief Executive Officer John L. Garrison, Jr. "Our ability to meet this high level of demand is constrained by supply chain, labor, freight and logistics challenges. We are driving our suppliers on availability and cost to reduce the impact on our customers and distributors. I am pleased how our team members have worked tirelessly to help overcome these external headwinds."

Garrison continued, "Our commercial excellence initiatives are demonstrating results, as pricing actions continue to partially offset accelerating cost inflation. Price increases are being clearly communicated with our customers and distributors and we will be implementing further price increases."

“AWP improved its operating margins despite input cost headwinds. MP had another excellent quarter as it continues its strong execution across its portfolio of businesses," added Garrison.

We are updating our full-year 2021 EPS outlook to $2.75 to $2.85 on net sales of $3.85 billion reflecting the current environment.

John Sheehan, Senior Vice President and Chief Financial Officer, said, “Aggressive working capital management drove $43 million of free cash flow in the quarter and $183 million of free cash flow year-to-date. Our strong financial results and liquidity enabled us to continue to reduce leverage by prepaying an additional $150 million of term loans in October. Debt prepayments of $429 million year-to-date have reduced leverage, strengthened our balance sheet, and positioned the Company for growth."

Mr. Garrison concluded, “We will close out full year 2021 with strong backlog, continued cost discipline, and positive free cash flow. We remain confident in our team's ability to manage through current market conditions and emerge with stronger customer and supplier relationships. We will continue our investments to enable longer-term growth."

Non-GAAP Measures and Other Items

Results of operations reflect continuing operations. All per share amounts are on a fully diluted basis. A comprehensive review of the quarterly financial performance is contained in the presentation that will accompany the Company’s earnings conference call.

In this press release, Terex refers to various GAAP (U.S. generally accepted accounting principles) and non-GAAP financial measures. These non-GAAP measures may not be comparable to similarly titled measures being disclosed by other companies. Terex believes that this non-GAAP information is useful to understanding its operating results and the ongoing performance of its underlying businesses.

The Glossary at the end of this press release contains further details about this subject.

Conference Call

The Company has scheduled a conference call to review the financial results on Friday, October 29, 2021 beginning at 8:30 a.m. ET. John Garrison, Chairman and CEO, will host the call. A simultaneous webcast of this call can be accessed at https://investors.terex.com. Participants are encouraged to access the call 10 minutes prior to the starting time. The call will also be archived in the Event Archive at https://investors.terex.com.

Forward-Looking Statements

Certain information in this press release includes forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995) regarding future events or our future financial performance that involve certain contingencies and uncertainties, including those discussed in our Annual Report on Form 10-K for the year ending December 31, 2020, and subsequent reports we file with the U.S. Securities and Exchange Commission from time to time, in the sections entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Contingencies and Uncertainties.” In addition, when included in this press release or in documents incorporated herein by reference, the words “may,” “expects,” “should,” “intends,” “anticipates,” “believes,” “plans,” “projects,” “estimates,” “will” and the negatives thereof and analogous or similar expressions are intended to identify forward-looking statements. However, the absence of these words does not mean that the statement is not forward-looking. We have based these forward-looking statements on current expectations and projections about future events. These statements are not guarantees of future performance. Such statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those reflected in such forward-looking statements. Such risks and uncertainties, many of which are beyond our control, include, among others:

•our business has been, and could be further, adversely impacted by global health pandemics such as the outbreak of a new strain of coronavirus (“COVID-19”);
•our business is highly competitive and is affected by our cost structure, pricing, product initiatives and other actions taken by competitors;
•we are dependent upon third-party suppliers, making us vulnerable to supply shortages and price increases;
•our operations are subject to a number of potential risks that arise from operating a multinational business, including compliance with changing regulatory environments and political instability;
•a material disruption to one of our significant facilities;
•our business is sensitive to government spending;
•our business is affected by the cyclical nature of markets we serve;
•our financial results could be adversely impacted by the United Kingdom’s (“U.K.”) departure from the European Union (“E.U.”);
•changes affecting the availability of the London Interbank Offered Rate ("LIBOR") may have consequences on us that cannot yet reasonably be predicted;
•our need to comply with restrictive covenants contained in our debt agreements;
•our ability to generate sufficient cash flow to service our debt obligations and operate our business;
•our ability to access the capital markets to raise funds and provide liquidity;
•the financial condition of suppliers and customers, and their continued access to capital;
•exposure from providing financing and credit support for some of our customers;
•we may experience losses in excess of recorded reserves;
•our business is global and subject to changes in exchange rates between currencies, commodity price changes, regional economic conditions and trade relations;
•our retention of key management personnel;
•possible work stoppages and other labor matters;
•changes in import/export regulatory regimes, imposition of tariffs, escalation of global trade conflicts and unfairly traded imports, particularly from China, could continue to negatively impact our business;
•compliance with changing laws and regulations, particularly environmental and tax laws and regulations;
•litigation, product liability claims and other liabilities;
•our compliance with the United States ("U.S.") Foreign Corrupt Practices Act and similar worldwide anti-corruption laws;
•increased regulatory focus on privacy and data security issues and expanding laws;
•our ability to comply with an injunction and related obligations imposed by the U.S. Securities and Exchange Commission (“SEC”);
•our ability to successfully implement our strategy:
•disruption or breach in our information technology systems and storage of sensitive data; and
•other factors.

Actual events or our actual future results may differ materially from any forward-looking statement due to these and other risks, uncertainties and material factors. The forward-looking statements contained herein speak only as of the date of this press release and the forward-looking statements contained in documents incorporated herein by reference speak only as of the date of the respective documents. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement contained or incorporated by reference in this press release to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

About Terex
Terex Corporation is a global manufacturer of aerial work platforms and materials processing machinery. The Company designs, builds, and supports products used in construction, maintenance, manufacturing, energy, minerals and materials management applications. The Company's products are manufactured in North and South America, Europe, Australia, and Asia and sold worldwide. The Company engages with customers through all stages of the product life cycle, from initial specification and financing to parts and service support. Terex uses its website (www.terex.com) to make information available to its investors.

Contact Information
Terex Corporation
Randy Wilson
Director, Investor Relations & Corporate Treasury
203-221-5415

TEREX CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(unaudited)
(in millions, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,

	2021	2020	2021	2020
Net sales	$993.8	$765.6	$2,896.7	$2,289.7
Cost of goods sold	(815.3)	(619.3)	(2,311.2)	(1,899.6)
Gross profit	178.5	146.3	585.5	390.1
Selling, general and administrative expenses	(104.3)	(109.8)	(327.3)	(353.3)
Income (loss) from operations	74.2	36.5	258.2	36.8
Other income (expense)
Interest income	0.6	0.8	2.9	2.5
Interest expense	(12.3)	(15.8)	(40.6)	(50.0)
Loss on early extinguishment of debt	—	—	(27.7)	—
Other income (expense) – net	(1.1)	(0.6)	2.7	(0.1)
Income (loss) from continuing operations before income taxes	61.4	20.9	195.5	(10.8)
(Provision for) benefit from income taxes	(13.9)	1.1	(36.0)	4.9
Income (loss) from continuing operations	47.5	22.0	159.5	(5.9)
Income (loss) from discontinued operations – net of tax	—	(0.1)	—	(1.3)
Gain (loss) on disposition of discontinued operations- net of tax	0.6	(16.1)	2.6	(21.1)
Net income (loss)	$48.1	$5.8	$162.1	$(28.3)
Basic earnings (loss) per Share:
Income (loss) from continuing operations	$0.68	$0.31	$2.29	$(0.09)
Income (loss) from discontinued operations – net of tax	—	—	—	(0.02)
Gain (loss) on disposition of discontinued operations – net of tax	0.01	(0.23)	0.04	(0.30)
Net income (loss)	$0.69	$0.08	$2.33	$(0.41)
Diluted earnings (loss) per Share:
Income (loss) from continuing operations	$0.67	$0.31	$2.25	$(0.09)
Income (loss) from discontinued operations – net of tax	—	—	—	(0.02)
Gain (loss) on disposition of discontinued operations – net of tax	0.01	(0.23)	0.04	(0.30)
Net income (loss)	$0.68	$0.08	$2.29	$(0.41)
Weighted average number of shares outstanding in per share calculation
Basic	69.8	69.3	69.7	69.7
Diluted	70.9	69.5	70.8	69.7

TEREX CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEET
(unaudited)
(in millions, except par value)

	September 30, 2021	December 31, 2020

Assets
Current assets
Cash and cash equivalents	$553.2	$665.0
Other current assets	1,452.6	1,213.6
Total current assets	2,005.8	1,878.6
Non-current assets
Property, plant and equipment – net	412.6	406.6
Other non-current assets	649.5	746.6
Total non-current assets	1,062.1	1,153.2
Total assets	$3,067.9	$3,031.8

Liabilities and Stockholders’ Equity
Current liabilities
Current portion of long-term debt	$5.7	$7.6
Other current liabilities	934.1	715.7
Total current liabilities	939.8	723.3
Non-current liabilities
Long-term debt, less current portion	887.7	1,166.2
Other non-current liabilities	189.7	220.8
Total non-current liabilities	1,077.4	1,387.0
Total liabilities	2,017.2	2,110.3

Total stockholders’ equity	1,050.7	921.5
Total liabilities and stockholders’ equity	$3,067.9	$3,031.8

TEREX CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
(unaudited)
(in millions)

	Nine Months Ended September 30,
	2021	2020
Operating Activities
Net income (loss)	$162.1	$(28.3)
Depreciation and amortization	37.9	36.3
Changes in operating assets and liabilities and non-cash charges	124.1	80.9
Net cash provided by (used in) operating activities	324.1	88.9
Investing Activities
Capital expenditures	(31.7)	(53.9)
Other investing activities, net	(41.7)	13.9
Net cash provided by (used in) investing activities	(73.4)	(40.0)
Financing Activities
Net cash provided by (used in) financing activities	(348.7)	(80.8)
Effect of exchange rate changes on cash and cash equivalents	(13.9)	4.4
Net increase (decrease) in cash and cash equivalents	(111.9)	(27.5)
Cash and cash equivalents at beginning of period	670.1	540.1
Cash and cash equivalents at end of period	$558.2	$512.6

TEREX CORPORATION AND SUBSIDIARIES
SEGMENT RESULTS DISCLOSURE
(unaudited)
(in millions)

	Q3				Year to Date
	2021		2020		2021		2020
		% of		% of		% of		% of
		Net Sales		Net Sales		Net Sales		Net Sales
Consolidated
Net sales	$993.8		$765.6		$2,896.7		$2,289.7
Income (loss) from operations	$74.2	7.5%	$36.5	4.8%	$258.2	8.9%	$36.8	1.6%

AWP
Net sales	$572.5		$445.0		$1,644.4		$1,370.6
Income (loss) from operations	$34.9	6.1%	$13.3	3.0%	$126.7	7.7%	$2.4	0.2%

MP
Net sales	$418.7		$311.3		$1,237.7		$890.5
Income (loss) from operations	$57.1	13.6%	$40.3	12.9%	$178.3	14.4%	$88.7	10.0%

Corp and Other / Eliminations
Net sales	$2.6		$9.3		$14.6		$28.6
Loss from operations	$(17.8)	*	$(17.1)	*	$(46.8)	*	$(54.3)	*
* Not a meaningful percentage

GLOSSARY

In an effort to provide investors with additional information regarding the Company’s results, Terex refers to various GAAP (U.S. generally accepted accounting principles) and non-GAAP financial measures which management believes provides useful information to investors. These non-GAAP measures may not be comparable to similarly titled measures being disclosed by other companies. In addition, the Company believes that non-GAAP financial measures should be considered in addition to, and not in lieu of, GAAP financial measures. Terex believes that this non-GAAP information is useful to understanding its operating results and the ongoing performance of its underlying businesses. Management of Terex uses both GAAP and non-GAAP financial measures to establish internal budgets and targets and to evaluate the Company’s financial performance against such budgets and targets.

The amounts described below are unaudited, are reported in millions of U.S. dollars (except share data and percentages), and are as of or for the period ended September 30, 2021, unless otherwise indicated.

2021 Outlook
The Company's 2021 outlook for earnings per share is a non-GAAP financial measure because it excludes the impact of potential future acquisitions, divestitures, restructuring, and other unusual items. The Company is not able to reconcile this forward-looking non-GAAP financial measure to its most directly comparable forward-looking GAAP financial measures without unreasonable efforts because the Company is unable to predict with a reasonable degree of certainty the exact timing and impact of such items. The unavailable information could have a significant impact on the Company's full-year 2021 GAAP financial results. This forward looking information provides guidance to investors about the Company's EPS expectations excluding unusual items that the Company does not believe is reflective of its ongoing operations.

Free Cash Flow
The Company calculates a non-GAAP measure of free cash flow. The Company defines free cash flow as Net cash provided by (used in) operating activities, plus (minus) increases (decreases) in Terex Financial Services finance receivables consisting of sales-type leases and commercial loans (“TFS Assets”), less Capital expenditures, net of proceeds from sale of capital assets. The Company believes that this measure of free cash flow provides management and investors further useful information on cash generation or use in our primary operations. The following table reconciles Net cash provided by (used in) operating activities to free cash flow (in millions):

	Three Months Ended September 30, 2021	Nine Months Ended September 30, 2021
Net cash provided by (used in) operating activities	$54.9	$324.1
Increase (decrease) in TFS assets	(4.6)	(110.2)
Capital expenditures, net of proceeds from sale of capital assets	(7.8)	(30.5)
Free cash flow	$42.5	$183.4